EQUITABLE ACCUMULATOR SELECT IRA ([TRADITIONAL] [ROTH])


                                      DATA


PART A -- THIS PART LISTS YOUR PERSONAL DATA.


OWNER:      JOHN DOE

ANNUITANT:  JOHN DOE              Age:  60                  Sex:  Male

CONTRACT:   GROUP ANNUITY CONTRACT NO. AC 6727

CERTIFICATE NUMBER:  00000

ENDORSEMENTS ATTACHED:  Minimum Income Benefit Endorsement
                        Endorsement Applicable to [Roth] IRA Certificates Endorsement Applicable to Market Value Adjustment Terms Rider to Endorsement Applicable to Market Value Adjustment Terms

ISSUE DATE:                 January 4, 1999

CONTRACT DATE:              January 4, 1999

ANNUITY COMMENCEMENT DATE:  August 22, 2028

         THE MAXIMUM MATURITY AGE IS AGE 90 -- SEE SECTION 7.03.
         The Annuity Commencement Date may not be later than the Processing Date which follows your 90th birthday.

         [Applicable for Traditional IRAs - However, if you choose a date later than age 70 1/2, distribution of at least the minimum payments required must commence by April 1 of the calendar year following the calendar year in which you attain age 70 1/2 (see item 2 of the Endorsement Applicable to IRA Certificates).]

GUARANTEED BENEFITS:  Combined Guaranteed Minimum Income Benefit and
                      Guaranteed Minimum Death Benefit - 5% Roll Up to Age 80

BENEFICIARY:          JANE DOE


No. 94ICA/B                                     Data page 1               (1/99)

DEATH BENEFIT AMOUNT (SEE SECTION 6.01):

The death benefit is equal to the Annuity Account Value or, if greater, the Guaranteed Minimum Death Benefit defined below.

Guaranteed Minimum Death Benefit

5% Roll Up to Age 80 - On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the initial Contribution. Thereafter, the Guaranteed Minimum Death Benefit is credited with interest at 5% (3% for amounts in the Alliance Money Market Fund and the Guarantee Periods) on each Contract Date anniversary through your age 80 (or at your death, if earlier), and 0% thereafter, and is adjusted for any subsequent Contributions and withdrawals.

Your current Guaranteed Minimum Death Benefit will be reduced on a dollar-for-dollar basis as long as the sum of your withdrawals in any Contract Year is 5% or less of the beginning of Contract Year Guaranteed Minimum Death Benefit. Once a withdrawal is made that causes cumulative withdrawals in a Contract Year to exceed 5% of the beginning of Contract Year Guaranteed Minimum Death Benefit, that withdrawal and any subsequent withdrawals in that Contract Year will cause a pro rata reduction to occur.

GUARANTEED MINIMUM INCOME BENEFIT (SEE SECTION 7.08): You may apply your Annuity Account Value during the period of time indicated below to purchase a minimum amount of guaranteed lifetime income under our Income Manager (Life Annuity with a Period Certain) payout annuity certificate. The Income Manager (Life Annuity with a Period Certain) payout annuity certificate provides payments during a period certain with payments continuing for life thereafter.

The period certain is based on your age at the time the Income Manager (Life Annuity with a Period Certain) is elected. The period certain is 10 years for ages 60 through 75; 9 years for age 76; 8 years for age 77; and 7 years for ages 78 through 83.

The Guaranteed Minimum Income Benefit is available only if it is exercised within 30 days following the 7th or later Contract Date anniversary under this Certificate. However, it may not be exercised earlier than your age 60, nor later than age 83.

On the Transaction Date that you exercise your Guaranteed Minimum Income Benefit, the lifetime income that will be provided under the Income Manager (Life Annuity with a Period Certain) will be the greater of (i) your Guaranteed Minimum Income Benefit, and (ii) the amount of income that would be provided by application of your Annuity Account Value as of the Transaction Date at our then current annuity purchase factors.


No. 94ICA/B                                     Data page 2               (1/99)

Guaranteed Minimum Income Benefit Benefit Base - The Guaranteed Minimum Income Benefit benefit base is equal to the initial Contribution on the Contract Date. Thereafter, the Guaranteed Minimum Income Benefit benefit base is credited with interest at 5% (3% for amounts in the Alliance Money Market Fund and the Guarantee Periods) on each Contract Date anniversary through your age 80, and 0% thereafter, and is adjusted for any subsequent Contributions and withdrawals.

Your Guaranteed Minimum Income Benefit benefit base is applied to guaranteed minimum annuity purchase factors to determine the Guaranteed Minimum Income Benefit. The guaranteed minimum annuity purchase factors are based on (i) interest at 2.5% and (ii) mortality tables that assume increasing longevity. See the attached table.

Your Guaranteed Minimum Income Benefit benefit base does not create an Annuity Account Value or a Cash Value and is used solely for purposes of calculating your Guaranteed Minimum Income Benefit.

Your current Guaranteed Minimum Income Benefit benefit base will be reduced on a dollar-for-dollar basis as long as the sum of your withdrawals in any Contract Year is 5% or less of the beginning of Contract Year Guaranteed Minimum Death Benefit (described above). Once a withdrawal is made that causes cumulative withdrawals in a Contract Year to exceed 5% of the beginning of Contract Year Guaranteed Minimum Death Benefit, that withdrawal and any subsequent withdrawals in that Contract Year will cause a pro rata reduction to occur.


No. 94ICA/B                                     Data page 3               (1/99)

                        GUARANTEED MINIMUM INCOME BENEFIT
                       TABLE OF GUARANTEED MINIMUM ANNUITY
                                PURCHASE FACTORS
                         FOR INITIAL LEVEL ANNUAL INCOME
                               SINGLE LIFE - MALE


             ELECTION AGE                                   PURCHASE FACTORS
             ------------                                   ----------------
                  60                                               5.07%
                  61                                               5.18
                  62                                               5.29
                  63                                               5.40
                  64                                               5.52
                  65                                               5.64
                  66                                               5.77
                  67                                               5.91
                  68                                               6.05
                  69                                               6.20
                  70                                               6.35
                  71                                               6.51
                  72                                               6.67
                  73                                               6.83
                  74                                               7.00
                  75                                               7.18
                  76                                               7.47
                  77                                               7.80
                  78                                               8.14
                  79                                               8.39
                  80                                               8.65
                  81                                               8.91
                  82                                               9.19
                  83                                               9.47


        Interest Basis:  2.5%  Non-participating

        Mortality:       1983 Individual Annuity Mortality Table "a" for Male
                         projected with modified Scale G.

Factors required for annuity forms not shown in the above table will be calculated by us on the same actuarial basis.


No. 94ICA/B                                     Data page 4               (1/99)

                                               EQUITABLE ACCUMULATOR SELECT (NQ)
                                      DATA


PART A -- THIS PART LISTS YOUR PERSONAL DATA.

OWNER:      JOHN DOE

ANNUITANT:  JOHN DOE               Age: 60                   Sex:  Male

CONTRACT:   GROUP ANNUITY CONTRACT NO. AC 6725

CERTIFICATE NUMBER:  00000

     ENDORSEMENTS ATTACHED:   Minimum Income Benefit Endorsement
                              Endorsement Applicable to Non-Qualified
                              Certificates
                              Endorsement Applicable to Market Value Adjustment
                              Terms
                              Rider to Endorsement Applicable to Market Value
                              Adjustment Terms

     ISSUE DATE:              January 4, 1999

     CONTRACT DATE:           January 4, 1999

ANNUITY COMMENCEMENT DATE:    August 22, 2028

     THE MAXIMUM MATURITY AGE IS AGE 90 -- SEE SECTION 7.03.
     The Annuity Commencement Date may not be later than the Processing Date which follows the Annuitant's 90th birthday.

GUARANTEED BENEFITS:  Combined Guaranteed Minimum Income Benefit and
                      Guaranteed Minimum Death Benefit - 5% Roll Up to Age 80

BENEFICIARY:  JANE DOE


No. 94ICA/B                                     Data page 1               (1/99)

                                               EQUITABLE ACCUMULATOR SELECT (NQ)


DEATH BENEFIT AMOUNT (SEE SECTION 6.01):

The death benefit is equal to the Annuity Account Value or, if greater, the Guaranteed Minimum Death Benefit defined below.

Guaranteed Minimum Death Benefit

5% Roll Up to Age 80 - On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the initial Contribution. Thereafter, the Guaranteed Minimum Death Benefit is credited with interest at 5% (3% for amounts in the Alliance Money Market Fund and the Guarantee Periods) on each Contract Date anniversary through the Annuitant's age 80 (or at the Annuitant's death, if earlier), and 0% thereafter, and is adjusted for any subsequent Contributions and withdrawals.

Your current Guaranteed Minimum Death Benefit will be reduced on a dollar-for-dollar basis as long as the sum of your withdrawals in any Contract Year is 5% or less of the beginning of Contract Year Guaranteed Minimum Death Benefit. Once a withdrawal is made that causes cumulative withdrawals in a Contract Year to exceed 5% of the beginning of Contract Year Guaranteed Minimum Death Benefit, that withdrawal and any subsequent withdrawals in that Contract Year will cause a pro rata reduction to occur.

GUARANTEED MINIMUM INCOME BENEFIT (SEE SECTION 7.08): You may apply your Annuity Account Value during the period of time indicated below to purchase a minimum amount of guaranteed lifetime income under our Income Manager (Life Annuity with a Period Certain) payout annuity certificate. The Income Manager (Life Annuity with a Period Certain) payout annuity certificate provides payments during a period certain with payments continuing for life thereafter.

The period certain is based on the Annuitant's age at the time the Income Manager (Life Annuity with a Period Certain) is elected. The period certain is 10 years for Annuitant ages 60 through 80; 9 years for Annuitant age 81; 8 years for Annuitant age 82; and 7 years for Annuitant age 83.

The Guaranteed Minimum Income Benefit is available only if it is exercised within 30 days following the 7th or later Contract Date anniversary under this Certificate. However, it may not be exercised earlier than the Annuitant's age 60, nor later than the Annuitant's age 83.

On the Transaction Date that you exercise your Guaranteed Minimum Income Benefit, the lifetime income that will be provided under the Income Manager (Life Annuity with a Period Certain) will be the greater of (i) your Guaranteed Minimum Income Benefit, and (ii) the amount of income that would be provided by application of your Annuity Account Value as of the Transaction Date at our then current annuity purchase factors.


No. 94ICA/B                                     Data page 2               (1/99)

                                               EQUITABLE ACCUMULATOR SELECT (NQ)


Guaranteed Minimum Income Benefit Benefit Base - The Guaranteed Minimum Income Benefit benefit base is equal to the initial Contribution on the Contract Date. Thereafter, the Guaranteed Minimum Income Benefit benefit base is credited with interest at 5% (3% for amounts in the Alliance Money Market Fund and Guarantee Periods) on each Contract Date anniversary through the Annuitant's age 80, and 0% thereafter, and is adjusted for any subsequent Contributions and withdrawals.

Your Guaranteed Minimum Income Benefit benefit base is applied to guaranteed minimum annuity purchase factors to determine the Guaranteed Minimum Income Benefit. The guaranteed minimum annuity purchase factors are based on (i) interest at 2.5% and (ii) mortality tables that assume increasing longevity. See the attached table.

Your Guaranteed Minimum Income Benefit benefit base does not create an Annuity Account Value or a Cash Value and is used solely for purposes of calculating your Guaranteed Minimum Income Benefit.

Your current Guaranteed Minimum Income Benefit benefit base will be reduced on a dollar-for-dollar basis as long as the sum of your withdrawals in any Contract Year is 5% or less of the beginning of Contract Year Guaranteed Minimum Death Benefit (described above). Once a withdrawal is made that causes cumulative withdrawals in a Contract Year to exceed 5% of the beginning of Contract Year Guaranteed Minimum Death Benefit, that withdrawal and any subsequent withdrawals in that Contract Year will cause a pro rata reduction to occur.


No. 94ICA/B                                     Data page 3               (1/99)

                                               EQUITABLE ACCUMULATOR SELECT (NQ)


                        GUARANTEED MINIMUM INCOME BENEFIT
                       TABLE OF GUARANTEED MINIMUM ANNUITY
                                PURCHASE FACTORS
                         FOR INITIAL LEVEL ANNUAL INCOME
                               SINGLE LIFE - MALE


              ELECTION AGE                                   PURCHASE FACTORS
              ------------                                   ----------------
                   60                                               5.07%
                   61                                               5.18
                   62                                               5.29
                   63                                               5.40
                   64                                               5.52
                   65                                               5.64
                   66                                               5.77
                   67                                               5.91
                   68                                               6.05
                   69                                               6.20
                   70                                               6.35
                   71                                               6.51
                   72                                               6.67
                   73                                               6.83
                   74                                               7.00
                   75                                               7.18
                   76                                               7.36
                   77                                               7.55
                   78                                               7.74
                   79                                               7.93
                   80                                               8.13
                   81                                               8.53
                   82                                               8.98
                   83                                               9.47


         Interest Basis:  2.5%  Non-participating

         Mortality:       1983 Individual Annuity Mortality Table "a" for Male
                                   projected with modified Scale G.

Factors required for annuity forms not shown in the above table will be calculated by us on the same actuarial basis.


No. 94ICA/B                                     Data page 4               (1/99)

                                               EQUITABLE ACCUMULATOR SELECT (QP)


                                      DATA


PART A -- THIS PART LISTS YOUR PERSONAL DATA.


OWNER:   RICHARD ROE AS TRUSTEE FOR THE XYZ QUALIFIED PLAN

ANNUITANT: JOHN DOE                     Age:  60                  Sex:  Male

CONTRACT:  GROUP ANNUITY CONTRACT NO. AC 6725

CERTIFICATE NUMBER:              00000

       ENDORSEMENTS ATTACHED: Minimum Income Benefit Endorsement
                              Endorsement Applicable to Qualified Plan
                              Certificates
                              Endorsement Applicable to Market Value Adjustment Terms
                              Rider to Endorsement Applicable to Market Value Adjustment Terms

       ISSUE DATE:              January 4, 1999

       CONTRACT DATE:           January 4, 1999

ANNUITY COMMENCEMENT DATE:      August 22, 2028

         THE MAXIMUM MATURITY AGE IS AGE 90 -- SEE SECTION 7.03.
         The Annuity Commencement Date may not be later than the Processing Date which follows the Annuitant's 90th birthday.

         However, any distribution option under this Certificate must meet any minimum distribution requirements under Section 401(a)(9) of the Code which apply after the "Required Beginning Date" which is April 1st following the calendar year which is generally the later of the year in which the Annuitant (i) attains age 70 1/2 or (ii) retires from service of the employer sponsoring the Plan.

GUARANTEED BENEFITS:     Combined Guaranteed Minimum Income Benefit and
                         Guaranteed Minimum Death Benefit - 5% Roll Up to Age 80

BENEFICIARY: JANE DOE


No. 94ICA/B                                     Data page 1               (1/99)

                                              EQUITAABLE ACCUMULATOR SELECT (QP)

DEATH BENEFIT AMOUNT (SEE SECTION 6.01):

The death benefit is equal to the Annuity Account Value or, if greater, the Guaranteed Minimum Death Benefit defined below.

Guaranteed Minimum Death Benefit

5% Roll Up to Age 80 - On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the initial Contribution. Thereafter, the Guaranteed Minimum Death Benefit is credited with interest at 5% (3% for amounts in the Alliance Money Market Fund and the Guarantee Periods) on each Contract Date anniversary through the Annuitant's age 80 (or at the Annuitant's death, if earlier), and 0% thereafter, and is adjusted for any subsequent Contributions and withdrawals.

The current Guaranteed Minimum Death Benefit will be reduced on a dollar-for-dollar basis as long as the sum of the withdrawals in any Contract Year is 5% or less of the beginning of Contract Year Guaranteed Minimum Death Benefit. Once a withdrawal is made that causes cumulative withdrawals in a Contract Year to exceed 5% of the beginning of Contract Year Guaranteed Minimum Death Benefit, that withdrawal and any subsequent withdrawals in that Contract Year will cause a pro rata reduction to occur.

GUARANTEED MINIMUM INCOME BENEFIT (SEE SECTION 7.08): If the Annuitant has converted the Certificate to a traditional IRA certificate, the Annuitant may apply the Annuity Account Value from such IRA certificate during the period of time indicated below to purchase a minimum amount of guaranteed lifetime income under our Income Manager (Life Annuity with a Period Certain) payout annuity certificate. The Income Manager (Life Annuity with a Period Certain) payout annuity certificate provides payments during a period certain with payments continuing for life thereafter. The following paragraphs describe the conditions for exercise of the Guaranteed Minimum Income Benefit under the IRA certificate.

The period certain is based on the Annuitant's age at the time the Income Manager (Life Annuity with a Period Certain) is elected. The period certain is 10 years for Annuitant ages 60 through 75; 9 years for Annuitant age 76; 8 years for Annuitant age 77; and 7 years for Annuitant ages 78 through 83.

The Guaranteed Minimum Income Benefit is available only if it is exercised within 30 days following the 7th or later Contract Date anniversary under this Certificate. However, it may not be exercised earlier than the Annuitant's age 60, nor later than the Annuitant's age 83.

On the Transaction Date that the Annuitant exercises the Guaranteed Minimum Income Benefit under the IRA certificate, the lifetime income that will be provided under the Income Manager (Life Annuity with a Period Certain) will be the greater of (i) the Guaranteed Minimum Income Benefit, and (ii) the amount of income that would be provided by application of the Annuity Account Value under the IRA certificate as of the Transaction Date at our then current annuity purchase factors.


No. 94ICA/B                                     Data page 2               (1/99)

                                               EQUITABLE ACCUMULATOR SELECT (QP)

Guaranteed Minimum Income Benefit Benefit Base - The Guaranteed Minimum Income Benefit benefit base is equal to the initial Contribution on the Contract Date. Thereafter, the Guaranteed Minimum Income Benefit benefit base is credited with interest at 5% (3% for amounts in the Alliance Money Market Fund and Guarantee Periods) on each Contract Date anniversary through the Annuitant's age 80, and 0% thereafter, and is adjusted for any subsequent Contributions and withdrawals.

The Guaranteed Minimum Income Benefit benefit base is applied to guaranteed minimum annuity purchase factors to determine the Guaranteed Minimum Income Benefit. The guaranteed minimum annuity purchase factors are based on (i) interest at 2.5% and (ii) mortality tables that assume increasing longevity. See the attached table.

The Guaranteed Minimum Income Benefit benefit base does not create an Annuity Account Value or a Cash Value and is used solely for purposes of calculating the Guaranteed Minimum Income Benefit.

The current Guaranteed Minimum Income Benefit benefit base will be reduced on a dollar-for-dollar basis as long as the sum of the withdrawals in any Contract Year is 5% or less of the beginning of Contract Year Guaranteed Minimum Death Benefit (described above). Once a withdrawal is made that causes cumulative withdrawals in a Contract Year to exceed 5% of the beginning of Contract Year Guaranteed Minimum Death Benefit, that withdrawal and any subsequent withdrawals in that Contract Year will cause a pro rata reduction to occur.



No. 94ICA/B                                     Data page 3               (1/99)

                        GUARANTEED MINIMUM INCOME BENEFIT
                       TABLE OF GUARANTEED MINIMUM ANNUITY
                                PURCHASE FACTORS
                        FOR A TRADITIONAL IRA CERTIFICATE
                         FOR INITIAL LEVEL ANNUAL INCOME
                               SINGLE LIFE - MALE


             ELECTION AGE                        PURCHASE FACTORS
             ------------                        ----------------
                  60                                    5.07%
                  61                                    5.18
                  62                                    5.29
                  63                                    5.40
                  64                                    5.52
                  65                                    5.64
                  66                                    5.77
                  67                                    5.91
                  68                                    6.05
                  69                                    6.20
                  70                                    6.35
                  71                                    6.51
                  72                                    6.67
                  73                                    6.83
                  74                                    7.00
                  75                                    7.18
                  76                                    7.47
                  77                                    7.80
                  78                                    8.14
                  79                                    8.39
                  80                                    8.65
                  81                                    8.91
                  82                                    9.19
                  83                                    9.47


       Interest Basis:      2.5%  Non-participating

       Mortality:           1983 Individual Annuity Mortality Table "a" for Male
                            projected with modified Scale G.

Factors required for annuity forms not shown in the above table will be calculated by us on the same actuarial basis.


No. 94ICA/B                                     Data page 4               (1/99)

                                                EQUITABLE ACCUMULATOR SELECT TSA
                                      DATA


PART A -- THIS PART LISTS YOUR PERSONAL DATA.

OWNER:      JOHN DOE

ANNUITANT:  JOHN DOE             Age:  60                  Sex:  Male

CONTRACT:   GROUP ANNUITY CONTRACT NO. AC 6727

CERTIFICATE NUMBER:  00000

         ENDORSEMENTS ATTACHED:  Minimum Income Benefit Endorsement
                                 Endorsement Applicable to TSA Certificates
                                 Endorsement Applicable to Market Value
                                 Adjustment Terms
                                 Rider to Endorsement Applicable to Market Value Adjustment Terms

         ISSUE DATE:             January 4, 1999

         CONTRACT DATE:          January 4, 1999

ANNUITY COMMENCEMENT DATE:       August 22, 2028

         THE MAXIMUM MATURITY AGE IS AGE 90 -- SEE SECTION 7.03.
         The Annuity Commencement Date may not be later than the Processing Date which follows your 90th birthday.

         However, if you choose a date later than age 70 1/2, distribution of at least the minimum payments required must commence by April 1 of the calendar year following the calendar year in which you attain age 70 1/2 except as indicated in item 8 of the Endorsement Applicable to TSA Certificates.]

GUARANTEED BENEFITS:  Combined Guaranteed Minimum Income Benefit and
                      Guaranteed Minimum Death Benefit - 5% Roll Up to Age 80

BENEFICIARY:  JANE DOE


No. 94ICA/B                                     Data page 1               (1/99)

DEATH BENEFIT AMOUNT (SEE SECTION 6.01):

The death benefit is equal to the Annuity Account Value or, if greater, the Guaranteed Minimum Death Benefit defined below.

Guaranteed Minimum Death Benefit

5% Roll Up to Age 80 - On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the initial Contribution. Thereafter, the Guaranteed Minimum Death Benefit is credited with interest at 5% (3% for amounts in the Alliance Money Market Fund, the Guarantee Periods and the loan reserve account) on each Contract Date anniversary through your age 80 (or at your death, if earlier), and 0% thereafter, and is adjusted for any subsequent Contributions and withdrawals.

Your current Guaranteed Minimum Death Benefit will be reduced on a dollar-for-dollar basis as long as the sum of your withdrawals in any Contract Year is 5% or less of the beginning of Contract Year Guaranteed Minimum Death Benefit. Once a withdrawal is made that causes cumulative withdrawals in a Contract Year to exceed 5% of the beginning of Contract Year Guaranteed Minimum Death Benefit, that withdrawal and any subsequent withdrawals in that Contract Year will cause a pro rata reduction to occur.

GUARANTEED MINIMUM INCOME BENEFIT (SEE SECTION 7.08): If you have converted the Certificate to a traditional IRA Certificate, you may apply your Annuity Account Value during the period of time indicated below to purchase a minimum amount of guaranteed lifetime income under our Income Manager (Life Annuity with a Period Certain) payout annuity certificate. The Income Manager (Life Annuity with a Period Certain) payout annuity certificate provides payments during a period certain with payments continuing for life thereafter. The following paragraphs describe the conditions for exercise of the Guaranteed Minimum Income Benefit under the IRA Certificate.

The period certain is based on your age at the time the Income Manager (Life Annuity with a Period Certain) is elected. The period certain is 10 years for ages 60 through 75; 9 years for age 76; 8 years for age 77; and 7 years for ages 78 through 83.

The Guaranteed Minimum Income Benefit is available only if it is exercised within 30 days following the 7th or later Contract Date anniversary under this Certificate. However, it may not be exercised earlier than your age 60, nor later than age 83.

On the Transaction Date that you exercise your Guaranteed Minimum Income Benefit, the lifetime income that will be provided under the Income Manager (Life Annuity with a Period Certain) will be the greater of (i) your Guaranteed Minimum Income Benefit, and (ii) the amount of income that would be provided by application of your Annuity Account Value as of the Transaction Date at our then current annuity purchase factors.


No. 94ICA/B                                     Data page 2               (1/99)

Guaranteed Minimum Income Benefit Benefit Base

The Guaranteed Minimum Income Benefit benefit base is equal to the initial Contribution on the Contract Date. Thereafter, the Guaranteed Minimum Income Benefit benefit base is credited with interest at 5% (3% for amounts in the Alliance Money Market Fund, the Guarantee Periods and the loan reserve account) on each Contract Date anniversary through your age 80, and 0% thereafter, and is adjusted for any subsequent Contributions and withdrawals.

Your Guaranteed Minimum Income Benefit benefit base is applied to guaranteed minimum annuity purchase factors to determine the Guaranteed Minimum Income Benefit. The guaranteed minimum annuity purchase factors are based on (i) interest at 2.5% and (ii) mortality tables that assume increasing longevity. See the attached table.

Your Guaranteed Minimum Income Benefit benefit base does not create an Annuity Account Value or a Cash Value and is used solely for purposes of calculating your Guaranteed Minimum Income Benefit.

Your current Guaranteed Minimum Income Benefit benefit base will be reduced on a dollar-for-dollar basis as long as the sum of your withdrawals in any Contract Year is 5% or less of the beginning of Contract Year Guaranteed Minimum Death Benefit (described above). Once a withdrawal is made that causes cumulative withdrawals in a Contract Year to exceed 5% of the beginning of Contract Year Guaranteed Minimum Death Benefit, that withdrawal and any subsequent withdrawals in that Contract Year will cause a pro rata reduction to occur.


No. 94ICA/B                                     Data page 3               (1/99)

                        GUARANTEED MINIMUM INCOME BENEFIT
                       TABLE OF GUARANTEED MINIMUM ANNUITY
               PURCHASE FACTORS FOR A TRADITIONAL IRA CERTIFICATE
                         FOR INITIAL LEVEL ANNUAL INCOME
                               SINGLE LIFE - MALE


             ELECTION AGE                                   PURCHASE FACTORS
             ------------                                   ----------------
                  60                                               5.07%
                  61                                               5.18
                  62                                               5.29
                  63                                               5.40
                  64                                               5.52
                  65                                               5.64
                  66                                               5.77
                  67                                               5.91
                  68                                               6.05
                  69                                               6.20
                  70                                               6.35
                  71                                               6.51
                  72                                               6.67
                  73                                               6.83
                  74                                               7.00
                  75                                               7.18
                  76                                               7.47
                  77                                               7.80
                  78                                               8.14
                  79                                               8.39
                  80                                               8.65
                  81                                               8.91
                  82                                               9.19
                  83                                               9.47


          Interest Basis:  2.5%  Non-participating

          Mortality:       1983 Individual Annuity Mortality Table "a" for Male
                           projected with modified Scale G.

Factors required for annuity forms not shown in the above table will be calculated by us on the same actuarial basis.


No. 94ICA/B                                     Data page 4               (1/99)